Exhibit 99.1

\ Protect your brand. Grow your business. \ Investor Day November 18, 2021 NASDAQ:VRME 0 Ver|fyMe‘ Agenda 3: > Welcome & Introductions > Company Overview > Product Solutions & Technology > Growth Strategy > Financia|Ana|ysis > Q&A > Closing Remarks FORWARD-LOOKING STATEMENTS In addition to historical information, this presentation contains statements relating to the future business, financial performance, future catalysts and future events or developments, strategy, projected costs, prospects, plans, objectives of management and future operations, future revenue, and expected market growth of VerifyMe, inc. ("VerifyMe,” the "Company," "we," or "us”) that may constitute "forward-looking statements” within the meaning of the "safe harboi” provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "plan," "could," "target," "potential," "is likely," "will," "expect" and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and ﬁnancial needs. Important factors that could cause actual results to differ from those in the fon/vard-looking statements include the impact of the COVID-19 pandemic, intellectual property litigation, the successful development of our sales and marketing capabilities, our ability to retain key management personnel, our ability to work with partners in selling our technologies to businesses, production difficulties, our inability to enter into contracts and arrangements with future partners, issues which may affect the reluctance of large companies to change their purchasing of products, acceptance of our technologies and the efficiency of our authenticators in the ﬁeld. More detailed information about these factors may be found in the Compan\/s filings with the Securities and Exchange Commission, including its Annual Report on Form 10—K for the year ended December 31,2020 and the Quarterly Report on Form 10—Q for the nine months ended September 30, 2021. The statements made herein speak only as of the date of this presentation. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward—looking statements. The Company undertakes no obligation to update or revise its f0rward»|ooking statements to reﬂect events or circumstances after the date of this presentation, except as required by law. Market data and industry information used herein are based on our management's knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon managements review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of thirdrparty sources. All of the market data and industw information used herein involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently veriﬁed this information. Projections, assumptions and estimates of our ruture performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described, above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Conﬁdential This presentation is strictly confidential and may not be distributed to any other person, and may not be reproduced or published, in whole or in part, in any form. Failure to comply with this restriction may constitute a violation of applicable laws. Welcome Remarks Scott Greenberg Chairman > Introduction of Management Team > Remarks > Future Outlook 5 5_§___<2_q_sp8___ °g=n_2_§_ _v__O_§__< O_ <0__=<gO z>m_u>9<_g__m Patrick White President, Chief Executive Officer and Director 'Over 25 years in the security printing and identification industry ‘Founded Document Security Systems, Inc. (NVSE: DSS) in 2002 and served as its CEO and a director from Aug. 2002 to Dec. 2012 'Grew DSS from $1 Mil to $340 M market cap ‘Member of the U.S. Secret Services, Document Security Alliance —tasked with recommending security technologies to protect the vital records of the U.S.A. 'Has made technology presentations all over the world and appeared with Liz Claman on her show "Closing Bell" on the Fox Business News “Named inventor for 4 US Patents in Security Printing Ver|fyMe' Management Keith Goldstein Acting Chief Operating Officer ‘Over 25 years of experience in strategic, operational and financial management across a variety of industries ‘Former CEO of ABCorp., North America, a supplier of secure payment, retail and identification cards, vital record and transaction documents, systems and services to governments and financial institutions, from 2011 until Apr. 2017 'Named inventor for 7 US Patents Margaret Gezerlis, ACCA Chief Financial Officer ‘Over 15 years of experience in “Big 4" public accounting firms as well as private and publicly listed companies ‘Holds an international accounting qualification from the Association of Chartered Certified Accountants (ACCA) 'Former employee of the CFO Squad LLC from Feb. 2018 until Nov. 2018 Sandy Fliderman Chief Technology Officer ' Over 25 years of experience in the technology industry ' Former Chief Information Officer at VEEDIMS, LLC, an Internet of Things technology company specializing in data collection and distribution in the aerospace and marine industries - Co-inventor on a number of patents and created the technology behind VerifyMe“" 0 Ver|fyMe’ Board of Directors Chris Gardner American entrepreneur and private equity investor, and international best-selling author and award- winning film producer of "The Pursuit of Happyness" Patrick White President and CEO of Verifyll/lei” Founder of Document Security Systems, Inc. (NYSE.'DSS) Marshall Geller Former Managing Partner of Bear Sterns and faun der of St. Cloud Capital, a private equityfundm Howard Goldberg Scott Greenberg Former CEO of Player's International Chairman of the Board and one of the top corporate lawyers _ _ _ Former Chairman at GP Strategies Carp. In the country. Dr. Arthur Laffer Founder and Chairman 0fLaﬁ‘erAss0ciates, director of NexPoint Residential Trust inc. (NYSE.'NXRT) and NexPoint Real Estate Finance Inc. (NYSE:NREF), and recipient of Presidential Medal of Freedom VerifyMe Story ' 1999 ' 2019 ~/ Laserlock Technologies formed Nov 1999 \/ Developed Smart Phone Visible/Invisible ~/ Laser Pen Product Authentication code technology ' 2015 \/ Name change to VerifyMe, Inc, - Biometric focus ' 2017 ~/ Patrick White becomes CEO \/ Signs Contract with HP Indigo to create Ink Taggants for Secure Labels and Packaging on the HP Indigo 6000 series Digital Press \/ Signs a Software Development Company Partnership for Serialization/Track and Trace Technology ' 2018 0 VerifyMe ~/ Signed first revenue generating contract with a multi-billion S Label Printer —Top 10 Consumer Products company becomes their first client \/ Signs Strategic Partnership with S-One Corp for world-wide infrastructure I l I I I l I I \/ / Signed additional PSP Licenses First Serialization Client -Multi-level Marketing 2020 \/ / / \/ 2021 / \/ \/ / \/ 2 Capital Raises Listed to NASDAQ in June 2020 First Consumer Engagement Technology Client First Secure Label Printing Client Website Re-design Re-Branded as Brand Protection Consumer Engagement Solutions Provider Co-Sponsor of SPAC GGGV Added to Russell Index Received first orders from new cannabis Industry Client — 40 mil estimated annual units was-aw£;_.|e/ymm uog W9PJ owﬂmah ;o Auadoxd 2 z 3 5 5-? < 3 5 rn 5_§___<2_q_sp8___ °g=n_2_§_ _v__O_§__< O_ <0__=<gO z>m_u>9<_g__m 0 Ver|fyMe‘ Overview We are brand protection and customer engagement experts Global Market Size of VERIFYME Products VerifyMe Product Year PRODUCT ]_999_20]_8 #1 Product Authentication 2019 #2 Serialization/Track and Tra 2029 #3 Consumer Engagement 2021 #4 Global Label Printing TOTAL ADDRESSABLE Market 0 Ver|fyMe' W\I rwD0 sou-x WV LI .».=..~.......==...-..-.->..-...=..,...,.».L....-._,.. . .... _.,.....,........-... .»..... ...- .. 2.. Global Label Printing Market .5 Expected w Account for u I - “II 20 41 MARKET = S 7.7 Bil (2026) ce = $ 9.7 Bil (2028) = $29.5 Bll (2024) = $58.3 Bil (2027)_ = $105.2 Billion +11.1% Customer Engagement Solutions Market 0';-5.31 _ _ -Q. _.@ i 9-.'.>q§_~:-a= -Q @~ . CAGR 1 2.6% (201 a-2024) LR +8.7% +19% +12.6% +9.3% I u.s. track 8- truce Iolution mm-kc: ulzo, by product, 201s zoza (usn Nlllllon) ‘S3 2 5‘ 2 2 I I ‘ . .2 2015 201 7 2018 2019 2020 2021 2022 2023 2024 2025 2026 202? 2028 — Hardware Systems Software solunons Source WVIVU Q-<¢~.@M¢-1,-[=11 =4". 0 Ver|fyMe‘ Comprehensive Approach VerifyMe offers a broad portfolio of brand protection and engagement solutions. We bring together world-class physical, digital and online technologies to create comprehensive, customized product authentication, and engagement solutions to help protect your brand. Brand Protection | Simple 3 Level Approach Level 1 - Dynamic visible codes & NFC for consumers and supply chain T&T Printed Digitally Au:§:§lf¢§l§'ys::f:l:u=| mi. ' Traditional QR codes — open SCAN ME source, any smart phone scan 0ver,fyMe-P ‘I- ' Proprietary 2D codes — use branded App to scan, high levels of security, very hard to copy or link to fake websites NFC/RFID chips, no line of sight required 0 Ver|fyMe' Scan lo REGISTER and AUTHENTICATE your product Q Ver|fyMe' Scan lo REGISTER and AUTHENTICATE your product @ TAP voun urc ENABLED PHONE acne ’ 0 Ver|fyMe" Brand Protection | Simple 3 Phase Approach Level 2 - Static invisible & tagged spot colors for brand inspectors 0 Ver|fyMe' Aluminum Bflttle caps Shrink Sleeves Packaging Fabric / Apparel Verify|nkT"" Printed on any conventional printing press, gravure, flexo, offset, silkscreen Printed on virtually any material, metal, PET shrink sleeves, plastics, paper, fabrics, etc. Authenticated off-line and on-line Brand Protection | Simple 3 Phase Approach Level 2 - Every "Beep" and Scan Checked & Tracked on a Global Dashboard -% " .‘ \ - _ , . "1-\&~{<,_’, .. , » snuwi Y ‘ . “Q - . , ,. . , \ ':;"i!_gd\ mi JM _ ‘7-\ I M K tr.‘ _ Q’~4 unnu- ‘ @“*»"*~ 5.,’ >_ ‘ 5 V W“ I ,1 NIIII ..\ . /V ‘ V > /\ DNTA '1-Iw *1: . A; sum (Inn M manna Q‘ M,-, y MEXICO ham 0 Ver|fyMe Brand Protection | Simple 3 Phase Approach Level 2 - Every "Beep" and Scan Checked & Tracked on a Global Dashboard 0 Ver|fyMe’ M Overv w Aloe Smart Breathe Fr Aloe Vera Valid / lnva SHOW Most Scanned Product T p 5 Products (Invalid S ) Aloe SmartGIyph SHOW Deta||s Product Scan Metrics 5 10 5 20 25 30 35 40 45 STIWDII Brand Protection | Simple 3 Level Approach Level 3 - Variable, unique invisible serialization on digital printing press Peptide + l Anti»Wrinkle Semm human vnu.\Ir<A|-h-tnnwnamntlmunpuuuunnn-vaurawu iZ?»T»7'““"”“»-.»-.l-.ﬁT”"r..~§'t'v'Ii€Y7§-753.‘:-" DiiIIll%,|"|'—ﬂUPZILl§PIKAIll\'i> E IE! __._-.-. “Ver|fyMe' E]"4*J'° .. 0 VenfyMe' 0 VerifyMe’ VerifyMe Track & Trace““ Track events across the supply chain, from manufacture to point of use. VerifyMe provides visibility of events across the supply chain by deploying non-invasive methods to integrate, collect, and store actionable data—providing invaluable information to brands and customers alike. j j j j r -| F -i r "| I LIIIIJ ‘_llll_| |_lllI_] F="1 \_=_| EIEIEI III ﬁﬁ Unit Serialization Case Tracking Shipping Container Serialization from point of manufacture Pallet Tracking VERIFYME TRACK & TRACETM AGGREGATES PRODUCTS THROUGHOUT THE SUPPLY CHAIN (- Q '1 r, O. 3. :2 P Tyne hereto search 9 Code Download Synopsis Since Program stanup: 14,637 y Authentication Product Breakdown y Top 3 Countries by Activity ‘ ac D-"us c|»§ci\*.\i, ‘ll. 1 - l" i L‘. TED ‘_‘~Y-\ ‘|L}»i~ 1‘i‘.'.T:LFL$-'i 793710 um Brand Owner Monitoring Dashboard l -.,.-=\.,.M- X + 0 >< C‘ i portal-uatlgpasservicesiccwiSF-\SiMmvcn'i;1ii:~'v Q °~ y Authentication Result Overview )1 Una oi ~\\_nws, 9 Counterfeit Hotbeds Illicit Monitoring 9 Authentication Trends ‘WU rm‘/‘/\\ ‘ i ,,- a. i 1» , I. \ » \ Ii/‘ 1 / »if.“_\-4.._‘,/..._ Last l2 vnonihé Ln: l2 vnumm y Authentication Location Method ‘real iv DR!-: y Code Harvest Alert y Action Spikes > y Business Alert Monitor Executed In Last 30 Days: 6 identified Potential Threats: 97 y Code Downloads Over ‘lime Tnmv " ‘mm D JUD s mu ~|‘,i4:'U \<»r\'v : Jaw woo The Consumer Engagement Opportunity Smartphone and cloud technologies have fundamentally changed the market. VerifyMe combines cloud-based authentication software with mobile web experiences to help brand owners connect with consumers at point of sale and point of use to extend their engagement. \\\§ lg 6.0B $3.9T QR code There are 6.0 billion With CAGR of 34.9%, mobile QR codes and NFC make it smartphone users in commerce is expected to possible to connect products the world * reach $3.9T by 2026** and consumers instantly ° — VerifyMe’ > \ (__ El .EI . __r_ -_. Consumer En a ement ‘"=‘,“-*‘ 8 8 E i °Ver|PyM€ E \ ZDZT ‘E Cannabis Pouch Sample \ H 1 3‘ ) K w C~ < J Ti H O < '5 M 0 < N \ W Cl ~r Q iuahgpasservicescom (D E Qvwww E ‘ v U CONGRATULATIONS! YOUR ‘ PRODUCT HAS BEEN CERTIFIED AS AUTHENTIC mm» yonTmy0LA1 puft;h.1:E We he\p (;uS(GW\Pv‘,.1\Jd1PSSh\§|H\y sonhshcnled 1'.’0UHT'&Yfr;'\Klﬁ{l and (11v6r5\on UTJUQHQCZ {mil mhvavz‘ ﬂew hurls m L‘ﬂL]dLjz?W‘-v:Hl To (-»(undrus1orru>| M.-l;1mw1;|m>s 4 - » \ _Awww venfy e.corn 2021 L: Carmama Pouch Sample \ - 1'" T you O ﬂuaLgpasservices.com E] 5 0V9f|PyMc E BRAND PROTECTION Ciwﬂ-ﬂ\z1Gum‘/MQMHQP rv(<1<'x\<|l\01v‘;Tnr m£!u$\I\<=‘; SHUT KNS ;)Tmv|v':.; wwthcixl equ\p|nent,.1ppm@l T.ash<;»n consuwc-v [~\c<:(r0HH:5, autumohvc-5‘ T003 and t;cwwgus. Ioq\;1u;>, mdtlmv-11y um! mum H7075‘ T Q7 E 2021 Calmabvs Pouch Sample I I I 9 Ver|fyMe' F Q IuaLgpasservices.com @ 5 ‘ “V'"'YM° E r °vu-MM = ‘ ' ﬁ LAB RESULTS \ ‘I ' 1 T \ “ I Chck on the Lab F\’G$ul\s Button l>e\ow to wew Ceruﬁcales of Analyses ‘ TELL US ABUUTYDUR rmn um MORE \ PURCHASE \ Znll iw Cannahvs Punch Sample 2011 Q Carlnahls Pouch Sample T ‘1'""°‘ "T-"'*°°' T N 1;-1:a|c- _ us?-499! N ' ::.:1=|u- nu?-men ‘ f v24:uI0- IX?-AUUQI v:-1:12uo- uc~P.‘m@~n ‘ ‘Q Iua\.gpasservices‘com @ E T 1 ‘ I1-Q’ '.'\ ' 5 ‘ Yum r»_»<1r;\,‘ k \-.\rI\pUHal1\\\:.u'. ‘Ht M m .1[‘y'/V-'f=.1h<\Tvm\ um L1‘T~1M1\v?'w_v\\' k>'l\ lenrew,,m\h.; vguuvm r c mm 1 nun ‘ will ‘ \Z\'|ZiI.' 7 Ii'$.>AW‘v‘I . ‘ Qvwrym E YOUR PURCHASE m\u!w ‘1»\‘Ji _ wn mm nu. H lmnuw \ 2021 "Q Cannah|s Punch samme I T I ll N m O < ‘I Data Rich Purchase Information /‘\\|I|1\'n(|r,\l|r-7\ \ or'.a(K>Iv$ Valrrl Ilm-ahd Fake I Ver|fyMe‘ ~ ‘ ’ monnumuon + , 900:0 Wm Wcybum ~ Vuglmu "~""‘ WASH! um; Pwuanu Silem Emmi; Q Sacramento tr-ew<n~<-~¢~ N z; I 0 N ° >1, rm \o»mo WY L < ¢ ma-groow paw» wvomwc N A2",-urv MIN Ha Uﬂwwn kqw WI-"Iv-=1 D“/ﬂl'rI __ _ !@"KkZ___ _,“ “IH /T mxom Q “W ‘ |~~:sor»\ MONIANA Wm. _ , W,‘-W Vcmm 9 ONIARIO SOUTH ] Q V‘ ‘ pm‘ mxou w| NSIN ' ‘ Era M x‘ Q QUEBEII n,,,,_,.‘ Llbetmv ‘ qwm , [.m\pI-\10|||y\ r.-m>¢,.m..“ M "*.':*::*" Quchut 1 ~ s w "' B R U N S W V C K mum Shciuwqke M 1 ' S-W‘! |nrm N 0 v A - s 1 0 x 1 A . > VERMONT Tmomo—— — H \ ‘ V! M-Q» Z mum)“ ,,“,,,,u ‘ r m ID " Baron __ 7? MASSA6EWS NEBRA>KA \ “MW cm “nah, CQNNECHCU‘ PKNNSVLVANUX um.» Y‘ P M h -mm £ nuuorswumm ms '1‘ ~z ssv UNITE - M LAND UTAH ©TOLORADC STATES ~§j;=* gmm M5, w v N A Q Mvssounl ° }-\-\*= ' ' \_\_ _ “Mg wmu ‘ KEN V V\RG1NlA . - v. . 0 Bluumiiau a , Q“ T7 52:2: Gv . Canyon "K OIHAHOMA _ VENNE55 Rm M.--.1.-m Q ,",_,.‘u SA ~ _ I 1 | ~ A E w Q AMZONA Mfmco _ 4 »_ scum mm“ ' 5 ll CAROLINA ® M'\lSSl§SIPPl ‘ “l‘-'°"“' MW _~ momma luhhvaz.-. Eruuudl 1 nus \ . ‘ EMA UISIAN Mm scmom nounun CIHHUAHUA ‘ Cur (OAHUHA n Chg: Lb . (I\L|FDHN\A ‘ Q a 'x*s°"v“k @ Va » © Fl. A ,. I ‘Ill’! BAJACALIFORNIA Q Q‘ Nlhour >’ NUEVO l\’Hi-ML “ mm ‘ “"“ “O-A MEXICO SUR Nowic 5_§___<2_q_sp8___ °g=n_2_§_ _v__O_§__< O_ <0__=<gO z>m_u>9<_g__m Key Market Drivers \ /Growing Counterfeit Problem V?M' ~/ Growing Product Diversion ~/ Health Issues /Supply Chain Problems ~/ COVID Impact on Brick and Mortar Sales ~/ Brand Owners want Data — Business Intelligence ~/ Brand Owner want to engage and know their customers 0 Ver|fyMe” Major Market Verticals To fight counterfeiting, diversion and engage with consumers I st W 2 _--1_”’-nﬁ s-i"‘ "~'“!'!'*7=r~ Z: Ia‘ APPAREL CONSUMER COSMETICS PRODUCTS . Q " \ ' mi I iI\ li- "' - i-224;, I ‘ "F- FOOD & BEVERAGE PPE WINE 8‘ SPIRITS ELECTRONICS PHARMACEUTICALS ,1 ., ._, ___ . A l:€‘ II ./' »-‘ I . I; ‘A ~‘ E ' T. \ \ - ~ CANNABIS AUTOMOTIVE INDUSTRIAL ® Ver|fyMe’ Major Revenue Categories A I \ VerifyMe Sells 4 Major Products to Brand Owners: 1 ’\’\ \ Q4 \ \ iv &\\ I \ 1 I A Ag; 3 ~. ' -- ._a\*L ' ~ \un»:vuw£;4.|9;\*mmM W9P!§'-199 amﬂgzaluo Kuadcud ag -4 a_ 5 5 < I § I'll 0 Ver|fyM Sales and Marketing Strategy PlANN|NG MA sue A \ @~A°""ENr wt! G“ , 4/ DES‘ W E /// ¥‘”VnéJﬁqﬂME V’ N?-E\(' Y \ €%\\.9\“G \\ Kggggocm °Nv on 4"A€Ry§{§’" P§“3'§§T§°“ WK; Ja/\'MMM LUO3 3 UGPJUOQ 2". /\ ;o K1.lBdO.|d e Z -on =0vusvN 9wK.a < II S m Q Ver|fyMe' Competitive Landscape Product Competition ' DNA — Plant Based ' Digital Watermarks ' Inks ' Ultraviolet Inks ' Color Changing ' Holograms ' NFC Chips Large Older Security Printers ' Currency ' Government Credentials New Start Ups ' NFC chips was-aw£;_.|e/ymm u0p_;uo3 - IQ _ -' owﬂmah ;o Auadoxd 2 NDVUSVN I E l‘l'| M Ver|fyMe Future Catalysts A I Expectations for the next 12 months: zrawﬂ; .l8[\'M/MM W0 ca UQPJU FF -- aw£;pel\ ;o Kuedo.|¢| 2 z 5 5 Q < U K m 5_§___<2_q_sp8___ °g=n_2_§_ _v__O_§__< O_ <0__=<gO z>m_u>9<_g__m 0 VenfyMe' Financial and Equity Snapshot Exchange/Ticker: NASDAQ: VRME Stock Price (11/10/21): $3.66 Shares Outstanding (11/10/21): 7.3 Million Fully Diluted: 11.3 million Market Cap: $27 million Cash Balance: $10.6 million as of September 30, 2021 Equity Investment: $10.8 million as of September 30, 2021 Debt: $0 as of September 30, 2021 Revenues (TTM as of 9/30/21): $686,000; 86% growth year-over-year Insider Ownership: 9% Share Repurchase Program: Approximately $1 million remaining under the plan 0 Ver|fyMe' $700 $600 $500 $400 $300 $200 $100 $0 $15 $46 I - Revenue and Gross Profit $343 $281 $245 1 $200 III FY2018 FY2019 FY2020 *YTD2021 $612 $429 - IRevenue Gross Proﬁt wozrawﬂ; 1aA-Mmm ca _1U8p_j.l.l _ aw£;pel\ ;o Kuedo.|¢| 2 z 5 5 5? < U K m K I Ver|fyMe ey Highlights Cash of $1O.6M as of September 30, 2021 $10.8M Equity Investment in SPAC -63 VRM Acquisition Corp of which we beneficially own approximately 9.42% Debt-Free as of September 30, 2021 Balance Sheet ($ in thousands) Assets Cash and cash equivalents Equity Investment Other assets Total Assets Current Liabilities Accounts payable and accrued Non-Current Liabilities Other Long-Term Liabilities Total Liabilities Total Stockholders’ Equity Total Liabilities and Stockholders’ $10,630 10,806 1,164 $22,600 $434 9 $443 $22,157 $22,600 $7,939 835 $8,774 $333 72 $455 $8,319 $8,774 l.UO0'6|ﬂK]_.l8]\'MMM vs ll19PJ|-I /\ ;o KI|.lBdO.|d e awli;_.|a SVN E F? < :u : l'l1 Investment Highlights 0 Ver|fyMe“ *" Source Frontier Economics Report The Economic Cost of Counterfeiting and Piracy -v=u--- ‘-n’ 37 ® @ Ve r| fy M e Protect your brand. Grow your business ____V_i ( I 5 * v \ 1 ' I 2 f 1 < -| s c 1 * 1 - \ I 1 2 " < 1 1 1 k r ' s | < < ‘ | | 1 1 a r s \ 1 1 \ 1 1 \Z 1 1 T 1 \ 1 ' \ 1 1 1 ' a c < 1 S 1 1 \ ' \ 1 1 t 1 \